UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 9, 2010
Date of Report (Date of earliest event reported)
lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33608 (Commission File Number)	20-3842867 (IRS Employer Identification No.)
2285 Clark Drive
Vancouver, British Columbia
Canada, V5N 3G9
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     At the lululemon athletica inc. (the “Company”) 2010 Annual Meeting of Stockholders held on June 9, 2010, the matters on which the stockholders voted, in person or by proxy were:
(i)	to elect two nominees as Class III directors to serve until the annual meeting of stockholders in 2013 and until their successors have been elected and qualified; and
(ii)	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2011.
     The two nominees were elected and the appointment of the independent registered public accounting firm was ratified. The results of the voting were as follows:
Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Thomas G. Stemberg	62,672,398	41,917	2,685,602
Dennis J. Wilson	62,638,071	76,244	2,685,602
Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Withheld	Votes Against
65,388,339	4,960	6,618

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.
Dated: June 14, 2010	/s/ John E. Currie
John E. Currie
Chief Financial Officer